UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009
Eden Bioscience Corporation (Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Identification No.)

14522 NE North Woodinville Way, Suite 202B Woodinville, Washington (Address of principal executive offices)		98072 (Zip Code)
Registrant's telephone number, including area code: 425-806-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 20, 2009, Eden Bioscience Corporation (the "Company") held a special meeting of shareholders to approve the voluntary dissolution and liquidation of the Company pursuant to a plan of complete dissolution and liquidation (the "Plan").  At the special meeting, the Company's shareholders approved the voluntary dissolution and liquidation of the Company pursuant to the Plan by the following vote:

Votes For	Votes Against	Abstain
2,046,611	44,711	10,609

The Company cannot file its articles of dissolution (the "Articles") with the Secretary of State of the State of Washington (the "Secretary of State") until it receives a revenue clearance certificate from the Washington State Department of Revenue (the "Department of Revenue").  The Company intends to file the Articles with the Secretary of State as soon as reasonably practicable after receipt of the required revenue clearance certificate from the Department of Revenue.

The Company will be dissolved upon the effective date of the Articles (the "Effective Date"), which will be the date on which the Articles are filed or any later date specified in the Articles.  The Company intends to make a public announcement in advance of the anticipated Effective Date.  The Company expects to remove its common stock and preferred share purchase rights from trading on The Nasdaq Capital Market and close its share transfer books as of the Effective Date.  The Company presently expects to make an initial liquidating distribution of up to $1.00 per share to shareholders of record on the Effective Date within 45 days after the Effective Date.

On May 20, 2009, the Company issued a press release announcing that shareholders approved the Plan.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of these terms or other terminology.

Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements.  The Company’s actual results may differ materially from those expressed or implied by these forward-looking statements based on a number of factors, including the Company's ability to sell its assets in a timely manner or at all pursuant to the Plan, the Company's ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, and the other risks and uncertainties described in Eden Bioscience’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and the Company's other reports filed with the SEC.  Readers are cautioned that these forward-looking statements, including, without limitation, statements regarding the liquidation and dissolution of the Company pursuant to the terms of the Plan, the availability, amount or timing of any liquidating distributions to shareholders and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts, are only estimates or predictions.  Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this Form 8-K.  Unless required by law, the Company undertakes no obligation to update any forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation, dated May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION

Date: May 21, 2009

By: __/s/ Nathaniel T. Brown__________________

       Nathaniel T. Brown

       Chief Executive Officer, Chief Financial Officer

       and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation, dated May 20, 2009.